Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt
14. Debt

	December 31,
	2014	2013
	(Dollars in millions)
7.375% senior notes, due 2020 (“Partnership Notes”), including original issue premium of $11.5 million at December 31, 2014	$411.5	$150.0
Revolving credit facility, due 2019 ("Partnership Revolver")	—	40.0
Debt issuance costs	(12.5)	(6.8)
Total long-term debt	$399.0	$183.2

Credit Facilities
On July 26, 2011, SunCoke entered into a credit agreement (the “Credit Agreement”) which provides for a seven-year term loan (the “Term Loan”). Borrowings under the Term Loan bear interest, at SunCoke’s option, at either (i) base rate plus an applicable margin or (ii) the greater of 1.00 percent or LIBOR plus an applicable margin. The applicable margin on the Term Loan is (i) in the case of base rate loans, 2.00 percent per annum and (ii) in the case of LIBOR loans, 3.00 percent per annum.
Though SunCoke was the legal entity obligated to repay the Term Loan, effective July 26, 2011, SunCoke allocated $225.0 million of the Term Loan and related debt issuance costs of $5.7 million to the Partnership. Interest expense and amortization of debt issuance costs related to the Term Loan were allocated to the Partnership beginning on July 26, 2011 and totaled $0.3 million, $0.6 million and $10.3 million in 2014, 2013 and 2012, respectively. The amount of consolidated debt attributed to the combined and consolidated financial statements may not be indicative of the actual amounts that we would have incurred had we been operating as an independent, publicly-traded partnership for periods prior to the IPO. Prior to entering into the Credit Agreement, SunCoke did not have any external debt, and no debt or interest expense was allocated to the Predecessors. On January 24, 2013, in conjunction with the IPO, we assumed and repaid the $225.0 million of the Term Loan that was allocated to us. In conjunction with the repayment, we incurred a charge of approximately $2.9 million in 2013 representing the write-off of unamortized debt issuance costs and original issue discount related to the portion of the Term Loan extinguished, which is recorded in interest expense on the Combined and Consolidated Statement of Income.
In conjunction with the closing of the IPO in 2013, the Partnership also entered into a $100.0 million revolving credit facility ("the Partnership Revolver") with a term extending through January 2018. The Partnership incurred issuance costs of $2.2 million in conjunction with entering into this new revolving credit facility. This credit facility was amended on August 28, 2013, increasing the total aggregate commitments from lenders to $150.0 million and also providing for up to $100.0 million uncommitted incremental revolving capacity, subject to the satisfaction of certain conditions. The Partnership paid $0.9 million in fees related to the credit facility amendment. The fees have been included in deferred charges and other assets in the Combined and Consolidated Balance Sheet, which will be amortized over the life of the facility. On October 1, 2013 the Partnership borrowed $40.0 million against the revolving credit facility for the purchase of KRT. In connection with the Haverhill and Middletown Dropdown in 2014, the Partnership repaid $40.0 million on the Partnership Revolver and amended the Partnership Revolver to include (i) an increase in the total aggregate commitments from lenders from $150.0 million to $250.0 million and (ii) an extension of the maturity date from January 2018 to May 2019. The Partnership paid $1.8 million in 2014 for fees related to the Partnership Revolver amendment, which are included in deferred charges and other assets in the Combined and Consolidated Balance Sheet. The weighted-average interest rate for borrowings under the revolving credit facility during 2014 was 2.39 percent. At December 31, 2014, $250.0 million was available on the Partnership Revolver. Commitment fees are based on the unused portion of the Partnership Revolver at a rate of 0.40 percent.
Senior Notes
With the closing of the IPO, the Partnership issued $150.0 million of Partnership Notes. In conjunction with this transaction, the Partnership incurred debt issuance costs of $3.7 million, $0.8 million of which were expensed immediately and were included in interest expense on the Combined and Consolidated Statement of Income as it related to the portion of the issuance that was considered a modification of the existing Term Loan discussed above.
The Partnership Notes bear interest at a rate of 7.375 percent per annum and mature on February 1, 2020. Interest on the Notes is payable semi-annually in cash in arrears on February 1 and August 1 of each year. The Partnership may redeem some or all of the Partnership Notes prior to February 1, 2016 by paying a make-whole premium. The Partnership may also redeem some or all of the Partnership Notes on or after February 1, 2016 at specified redemption prices. In addition, prior to February 1, 2016, the Partnership may redeem up to 35.0 percent of the Partnership Notes using the proceeds of certain equity offerings. If the Partnership sells certain of its assets or experiences specific kinds of changes in control, subject to certain exceptions, the Partnership must offer to purchase the Partnership Notes.
On May 9, 2014, in connection with the Haverhill and Middletown Dropdown, the Partnership issued $250.0 million of add-on Partnership Notes. Proceeds of $263.1 million included an original issue premium of $13.1 million. In addition, the Partnership received $5.0 million to fund interest from February 1, 2014 to May 9, 2014, the period prior to the issuance. This interest was paid to noteholders on August 1, 2014. The Partnership incurred debt issuance costs of $4.9 million, of which $0.9 million was considered a modification of debt and was immediately expensed and recorded in interest expense, net in the Combined and Consolidated Statement of Income and was included in other operating cash flows in the Combined and Consolidated Statement of Cash Flows.
Also, in connection with the Haverhill and Middletown Dropdown, the Partnership assumed from SunCoke and repaid $99.9 million of Term Loan and $160.0 million of Notes. The Partnership also paid a market premium of $11.4 million to complete the tender of the Notes, which was included in interest expense, net in the Combined and Consolidated Statement of Income. Debt extinguishment costs, including unamortized debt issuance costs and original issue discount, of $3.1 million were immediately expensed and recorded in interest expense, net in the Combined and Consolidated Statement of Income.
In connection with the Granite City Dropdown, during January 2015 the Partnership assumed and repaid $135.0 million principal amount of SunCoke’s outstanding 7.625 percent senior notes and paid $5.6 million of accrued interest and $7.7 million of redemption premium in connection therewith. To fund this debt assumption and redemption, the Partnership issued $200.0 million of add-on 7.375 percent unsecured senior notes.
Covenants
The Partnership is subject to certain debt covenants that, among other things, limit the Partnership’s ability and the ability of certain of the Partnership’s subsidiaries to (i) incur indebtedness, (ii) pay dividends or make other distributions, (iii) prepay, redeem or repurchase certain debt, (iv) make loans and investments, (v) sell assets, (vi) incur liens, (vii) enter into transactions with affiliates and (viii) consolidate or merge. These covenants are subject to a number of exceptions and qualifications set forth in the respective agreements. Additionally, under the terms of the Partnership Revolver, the Partnership was subject to a maximum consolidated leverage ratio of 4.00:1.00, calculated by dividing total debt by EBITDA as defined by the Partnership Revolver, and a minimum consolidated interest coverage ratio of 2.50:1.00, calculated by dividing EBITDA by interest expense as defined by the Partnership Revolver. As of December 31, 2014, the Partnership was in compliance with all applicable debt covenants contained in the Partnership Revolver. We do not anticipate violation of these covenants nor do we anticipate that any of these covenants will restrict our operations or our ability to obtain additional financing.
On April 21, 2015, the Partnership amended its revolving credit facility to increase the maximum consolidated leverage ratio from 4.00:1.00 to 4.50:1.00.
Maturities
There are no debt maturities in each of the next four years. Debt maturities in 2020 are $600.0 million, inclusive of the $200.0 million of add-on notes issued in January 2015.